EXHIBIT 99.1
                                                                    ------------

                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                   FOR ITS SECOND QUARTER ENDED JUNE 30, 2003

(New York, NY - August 5, 2003) - Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended June 30, 2003. Revenues for the second quarter of 2003 were $10.2 million compared to revenues of $9.9 million for the same period last year. Net loss for the second quarter was $111,000, or $0.00 per share, compared to a net loss of $182,000, or $0.01 per share, for the same period last year.

"We are pleased with our results for this quarter, with both year over year and sequential quarterly growth in revenues and improvement in net income," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "We are also excited with our recent acquisition activity. Our acquisition of the ArtToday.com Network and its large graphics-oriented readership on June 30, 2003 brings new and diversified revenue and business opportunities for Jupitermedia, while further extending our resources for Web development, Web design, interactive marketing and the technology industry. The ArtToday.com Network is one of the leading paid subscription resources on the Web. In addition, the acquisition of DevX.com and its large developer-oriented readership, which we announced in July, also expands our resources for the Web development community. DevX's methodology and expertise for creating custom portals for clients brings additional revenue opportunities to Jupitermedia. We expect significant marketing and business synergies between the ArtToday.com and DevX.com Networks and our internet.com and EarthWeb.com Networks, as well as with our numerous trade shows," added Meckler.

JUPITERMEDIA CORPORATION 2ND QUARTER 2003
FINANCIAL RESULTS CONFERENCE CALL ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2003 second quarter results, scheduled for Wednesday, August 6, 2003 at 11:00 am EST.

The conference call number is (877) 807-9258 for domestic participants and (706) 634-2391 for international participants; pass code "Jupitermedia Second Quarter." Please call five minutes in advance to ensure that you are connected prior to the presentation. Instant replay will be available until Wednesday, August 20, 2003. Replay call numbers are (800) 642-1687 for domestic participants and (706) 645-9291 for international participants: pass code:
 1691942.

ACQUISITIONS

o In April, Jupitermedia announced the acquisition of Nua.com (http://www.nua.com), a leading global resource for Internet trends and statistics, from Scope Communications Group of Dublin, Ireland. Terms of the acquisition were not disclosed. Nua.com is now a section on Jupitermedia's CyberAtlas.com (http://www.cyberatlas.com), a leading online source for statistics and research about the growth of the Internet and World Wide Web.

o In July, Jupitermedia announced that it acquired all of the shares of ArtToday, Inc. (www.arttoday.com) from International Microcomputer Software, Inc. (OTC "Bulletin Board": IMSI.OB) for $13.0 million in cash, 250,000 restricted shares of Jupitermedia common stock and an earn-out that could result in an additional $4.0 million in cash consideration over the next two years. The ArtToday.com Network offers paid online subscriptions for photographs, clipart, Web graphics, animations and fonts. The ArtToday.com Network of Web sites includes Photos.com, ClipArt.com, Graphics.com, FlashComponents.com and RebelArtist.com, among others. ClipArt.com is the largest subscription-based graphics resource on the Web with more than 2.5 million clipart images, animations, photos, fonts and sounds. The entire ArtToday.com Network of Web sites generates in excess of 30 million page views per month and has approximately 3.0 million unique visitors per month.

o In July, Jupitermedia announced that it acquired the assets of DevX.com (www.devx.com) from DevX.com, Incorporated for $2,250,000 in cash, 200,000 restricted shares of Jupitermedia common stock and the assumption of certain liabilities. Formed through venture capital investment from Hummer Winblad Venture Partners, DevX is a leading provider of technical information and services that enable corporate application development teams to meet development challenges. DevX provides the international developer community with comprehensive information about software development for corporate applications. The DevX.com Network consists of sites that are leaders in their respective vertical markets, such as Windows and Web development, .NET, Java, XML, C/C++, Visual Basic, Database and Wireless. DevX resources are available through three main channels: its public Web site www.devx.com; DevX Vendor Development Portals, which enable leading IT vendors to reach a large, influential audience seeking product and vendor-specific technical information; and DevX Corporate Development Portals for corporate IT departments.

NEW ONLINE CONTENT AREAS AND RESEARCH SERVICES

Jupitermedia continued to expand and strengthen its world-class proprietary content offerings and research services with the addition of the following:

o In May, Jupitermedia announced the launch of a new internally developed Web site for its internet.com and EarthWeb.com Network, The List of Broadband ISPs (broadband.thelist.com). The List of Broadband ISPs
     (broadband.thelist.com) is a buyer's guide to broadband Internet access services, featuring over 1,000 listings from leading DSL, cable and wireless Internet access providers and is searchable by geographic location.

o In May, Jupiter Research launched its Online Search service. This unique new service helps businesses optimize their search marketing tactics and spending within their overall media mix. It also helps enterprises evaluate their search engine strategies, both on their own sites and Internet-wide. Covering the leading search engine vendors and search marketing services, Jupiter Research's Online Search coverage helps companies develop business strategies, choose partners and technologies, and navigate an increasingly complex vendor landscape. The service also covers the evolution and economics of the online search industry, using proprietary consumer data, executive surveys and industry forecasts.

o In July, Jupiter Research launched a service with exclusive coverage of Microsoft Corporation. This new research initiative, entitled Microsoft Monitor, is led by Jupiter Research Vice President and Research Director Michael Gartenberg, along with Jupiter Research Senior Analyst, Joe Wilcox, former Microsoft lead reporter for CNET's News.com. This research service helps vendors prepare for market opportunities created by new Microsoft initiatives. The service also helps enterprise users understand which strategies are most successful in dealing with Microsoft and how to best exploit the customer relationship.

o In August, Jupiter Research launched its Marketing Operations research service, which assists companies across a wide range of industries in selecting the appropriate marketing strategies and infrastructure in order to optimize marketing, create cost efficiencies and maximize message deliverability. This new research service also features the first Jupiter Research Constellation on e-mail marketing providers, ranking vendor solutions on business value, breadth of features and market suitability.

CONFERENCES AND TRADE SHOWS

Jupiter Events, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. Jupiter Events held eight paid conferences and trade shows in the second quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included: ISPCON Spring 2003; Search Engine Strategies Conference & Expo London 2003; Enterprise Linux Forum Conference & Expo Spring 2003; ClickZ Weblog Business Strategies Conference & Expo 2003; and 802.11 Planet Conference & Expo Spring 2003.

In May, Jupitermedia announced that it was engaged by Intel, IBM and Cisco to organize and manage an Asia-Pacific multi-country seven city series called the "Intel-IBM-Cisco Mobility Forums" during the months of May and June 2003. Representatives from Intel, IBM and Cisco offered insights on various aspects of
802.11 mobility equipment and solutions at these seminars moderated by Jupiter Research analysts and Jupitermedia editors.

In June, Jupitermedia announced several lead speakers for its inaugural Enterprise IT Week conference program at Computer Digital Expo (www.cdxpo.com) November 17-20, 2003 at the Mandalay Bay Convention Center in Las Vegas. Conference speakers include: veteran analyst Amy Wohl covering "On-Demand Computing"; Datamation.com columnist and best selling author Brian Livingston on "Microsoft's Windows 2005 Operating System (Longhorn)"; Hewlett-Packard's Global E-Marketing Program Manager Lisa Pernis discussing HP's e-mail newsletter operations; and Sun Microsystem's security expert Sanjay Sharma speaking about the use of smart cards and biometrics for authentication and identity management.

Jupiter Events has announced the launch of the following conferences and trade shows for the remainder of 2003:

o   Search Engine Strategies Conference & Expo 2003 (August 18-21, San Jose, CA)
o   Flash Kit Conference & Expo 2003 (August 21-22, 2003, San Jose, CA)
o   Wi-Fi Planet Conference & Expo Japan 2003 (September 1-2, Tokyo, Japan)
o   IT Service Management Forum Conference & Expo (September 15-20,
    St. Louis, MO)
o   Wi-Fi Planet Conference & Expo Europe 2003 (September 29-30, Munich,
    Germany)
o Instant Messaging Planet Conference & Expo Fall 2003 (October 15-16, San Jose, CA)
o   ISPCON Fall 2003 (October 20-22, Santa Clara, CA)
o Enterprise Linux Forum Conference & Expo Fall 2003 (Oct. 22-23, Washington, D.C.)
o Search Engine Strategies Conference & Expo 2003 (November 10-11, Munich, Germany)
o   Enterprise IT Week at Computer Digital Expo (November 17-21, Las Vegas, NV)
o   Wi-Fi Planet Conference & Expo Fall 2003 (December 2-5, San Jose, CA)
o   Search Engine Strategies Conference & Expo 2003 (December 9-11, Chicago, IL)

VENTURE FUND INVESTMENTS

Jupitermedia is the portfolio manager of internet.com Venture Fund I LLC (April '99), internet.com Venture Fund II LLC (November '99) and internet.com Venture Partners III LLC (June '00), which have invested in over 40 Internet properties to date. internet.com Venture Funds I and II and internet.com Venture Partners III were formed to invest in early-stage online content providers serving targeted business-to-business markets that follow the strategy of, but are not competitive with, Jupitermedia. Jupitermedia is an investor in all three funds. Jupitermedia no longer has any outstanding capital commitments related to these venture funds.

STOCK REPURCHASE PROGRAM

In October 2001, Jupitermedia announced that its Board of Directors had authorized the expenditure of up to $1.0 million to repurchase the Company's outstanding common stock. Any purchases under Jupitermedia's stock repurchase program may be made, from time-to-time, in the open market, through block trades or otherwise, at the discretion of Company management. Depending on market conditions and other factors, these purchases may be commenced or suspended at any time or from time-to-time without prior notice. There were no repurchases during the six months ended June 30, 2003.

METRICS

o   June 2003 page views were approximately 200 million
o June 2003 total views were over 225 million (includes Web site page views, e-mail newsletter views and e-mail discussion list views)
o   4.4 million e-mail newsletter subscribers as of June 30, 2003
o   Over 6.6 million total opt-in e-mail rental list subscribers as of June 30,
    2003
o   Over 550,000 unique opt-in e-mail rental list subscribers as of June 30,
    2003

o   June 2003 unique users were approximately 16 million
o 276 employees as of June 30, 2003 (amount includes the June 30, 2003 acquisition of the ArtToday.com Network)

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three and six months ended June 30, 2002 and 2003. Online Media consists of the internet.com, EarthWeb.com and ArtToday.com Networks. ArtToday.com was acquired on June 30, 2003. Research represents the Jupiter Research division. Events represent the Jupiter Events division. Other includes corporate overhead, depreciation, amortization and venture fund related activities. The following amounts are presented in thousands.


                                             THREE MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                             --------------------------      --------------------------
                                                2002            2003            2002            2003
                                             ----------      ----------      ----------      ----------
Revenues:
     Online Media                            $    7,617      $    6,034      $   14,962      $   10,679
     Research                                        --           2,157              --           4,433
     Events                                       1,945           1,876           2,951           3,053
     Other                                          324             153             649             300
                                             ----------      ----------      ----------      ----------
                                             $    9,886      $   10,220      $   18,562      $   18,465
                                             ----------      ----------      ----------      ----------
Cost of revenues and operating expenses:
     Online Media                            $    5,668      $    4,058      $   11,958      $    8,150
     Research                                        --           2,277              --           4,864
     Events                                       1,838           2,230           3,018           3,543
     Other                                        2,399           1,861           4,400           3,459
                                             ----------      ----------      ----------      ----------
                                             $    9,905      $   10,426      $   19,376      $   20,016
                                             ----------      ----------      ----------      ----------
Operating income (loss):
     Online Media                            $    1,949      $    1,976      $    3,004      $    2,529
     Research                                        --            (120)             --            (431)
     Events                                         107            (354)            (67)           (490)
     Other                                       (2,075)         (1,708)         (3,751)         (3,159)
                                             ----------      ----------      ----------      ----------
                                             $      (19)     $     (206)     $     (814)     $   (1,551)
                                             ==========      ==========      ==========      ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices of both ArtToday, Inc. and DevX and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of August 5, 2003. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                                    Actual      Actual                              Total
                                                    Q1 2003    Q2 2003     Q3 2003     Q4 2003       2003
                                                   --------    --------    --------    --------    --------
                                                             (in millions, except per share amounts)

Revenues                                           $    8.2    $   10.2    $11.5-12.5  $13.5-14.5  $43.4-45.4
Cost of revenues, advertising, promotion &
selling, and general & administrative expenses     $    9.0    $    9.8    $10.5-11.5  $11.5-12.5  $40.8-42.8
Depreciation and amortization                      $    0.6    $    0.6    $    0.8    $    0.8    $    2.8
Interest income                                    $    0.1    $    0.1    $    0.0    $    0.0    $    0.2
Net income (loss)                                  $   (1.3)   $   (0.1)   $    0.2    $    1.2    $    0.0
Share count                                            25.3        25.3        25.7        25.7        25.4
Earnings (loss) per share                          $  (0.05)   $  (0.00)   $   0.01    $   0.05    $   0.00


ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM), (http://www.jupitermedia.com) headquartered in Darien, CT, is a leading provider of global real-time news, information, research and media resources for information technology, Internet industry and graphics professionals. Jupitermedia includes the internet.com, EarthWeb.com, DevX.com and ArtToday.com Networks which include over 165 Web sites and nearly 200 e-mail newsletters that generate nearly 230 million page views monthly. Jupitermedia also includes Jupiter Research, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 11 vertical markets. In addition, Jupiter Events produces offline conferences and trade shows focused on IT and business-specific topics, including Computer Digital Expo, America's 21st Enterprise IT Conference & Expo (http://www.cdxpo.com).

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING

STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA CORPORATION COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA CORPORATION'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA CORPORATION'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA CORPORATION'S INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN JUPITERMEDIA CORPORATION'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF INFORMATION TECHNOLOGY AND THE INTERNET. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA CORPORATION'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA CORPORATION ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.



CONTACT:

Mary Ann Boland
Marketing and Public Relations Associate
212-547-7939
mboland@jupitermedia.com
------------------------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                       DECEMBER 31, 2002 AND JUNE 30, 2003
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                              DECEMBER 31,      JUNE 30,
                                                                  2002            2003
                                                               ----------      ----------
                                                               (UNAUDITED)
                                     ASSETS

Current assets:
   Cash and cash equivalents                                   $   25,451      $   12,519
   Accounts receivable, net of allowances
     of $1,056 and $865, respectively                               7,521           6,018
   Unbilled accounts receivable                                     1,999             971
   Prepaid expenses and other                                         794           1,744
                                                               ----------      ----------
       Total current assets                                        35,765          21,252

Property and equipment, net of accumulated
   depreciation of $7,656 and $8,336, respectively                  1,924           1,583
Intangible assets, net of accumulated amortization
   of $1,833 and $2,330, respectively                               1,473          11,804
Goodwill                                                            8,377          13,548
Investments and other assets                                        1,768           1,792
                                                               ----------      ----------
       Total assets                                            $   49,307      $   49,979
                                                               ==========      ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                            $    1,386      $    1,712
   Accrued payroll and related expenses                             2,014           2,051
   Accrued expenses and other                                       3,823           3,237
   Deferred revenues                                                7,230           8,043
                                                               ----------      ----------
       Total current liabilities                                   14,453          15,043

Long-term liabilities                                                  --             436
                                                               ----------      ----------
       Total liabilities                                           14,453          15,479
                                                               ----------      ----------

Stockholders' equity:
   Preferred stock, $.01 par value, 4,000,000
     shares authorized, no shares issued                               --              --
   Common stock, $.01 par value, 75,000,000
     shares authorized, 25,342,017 and 25,641,379
     shares issued at December 31, 2002 and June
     30, 2003, respectively                                           253             256
   Additional paid-in capital                                     175,487         176,583
   Accumulated deficit                                           (140,809)       (142,250)
   Treasury stock, 65,000 shares at cost                             (106)           (106)
   Accumulated other comprehensive income                              29              17
                                                               ----------      ----------
       Total stockholders' equity                                  34,854          34,500
                                                               ----------      ----------
       Total liabilities and stockholders' equity              $   49,307      $   49,979
                                                               ==========      ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2002 AND 2003
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                    THREE MONTHS ENDED JUNE 30,  SIX MONTHS ENDED JUNE 30,
                                                      ----------------------      ----------------------
                                                        2002          2003          2002          2003
                                                      --------      --------      --------      --------
Revenues                                              $  9,886      $ 10,220      $ 18,562      $ 18,465
Cost of revenues                                         3,890         4,508         7,424         9,180
                                                      --------      --------      --------      --------

Gross profit                                             5,996         5,712        11,138         9,285
                                                      --------      --------      --------      --------

Operating expenses:
   Advertising, promotion and selling                    3,614         3,539         6,979         6,261
   General and administrative                            1,618         1,785         3,361         3,378
   Depreciation                                            588           338         1,245           701
   Amortization                                            195           256           367           496
                                                      --------      --------      --------      --------
Total operating expenses                                 6,015         5,918        11,952        10,836
                                                      --------      --------      --------      --------

Operating loss                                             (19)         (206)         (814)       (1,551)

Income (loss) on investments and other, net                (95)           54          (204)           (1)
Interest income                                             98            62           202           151
                                                      --------      --------      --------      --------
Loss before income taxes, minority interests and
   equity loss from venture fund investments, net          (16)          (90)         (816)       (1,401)

Provision for income taxes                                  13            --            19            --
Minority interests                                          (2)            6            (1)           10
Equity loss from venture fund investments, net            (151)          (27)         (377)          (50)
                                                      --------      --------      --------      --------
Net loss                                              $   (182)     $   (111)     $ (1,213)     $ (1,441)
                                                      ========      ========      ========      ========

Basic net loss per share                              $  (0.01)     $  (0.00)     $  (0.05)     $  (0.06)
                                                      ========      ========      ========      ========

Basic weighted average shares outstanding               25,333        25,301        25,333        25,292
                                                      ========      ========      ========      ========

Diluted net loss per share                            $  (0.01)     $  (0.00)     $  (0.05)     $  (0.06)
                                                      ========      ========      ========      ========

Diluted weighted average shares outstanding             25,333        25,301        25,333        25,292
                                                      ========      ========      ========      ========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND 2003
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                  SIX MONTHS ENDED
                                                                                      JUNE 30,
                                                                               ----------------------
                                                                                 2002          2003
                                                                               --------      --------
Cash flows from operating activities:
   Net loss                                                                    $ (1,213)     $ (1,441)
   Adjustments to reconcile net cash provided by operating activities:
       Depreciation and amortization                                              1,612         1,197
       Barter transactions, net                                                    (649)         (456)
       Provision for losses on accounts receivable                                   88            52
       Minority interests                                                             1           (10)
       Equity loss from venture fund investments, net                               377            50
       Loss on investments and other, net                                           204             1
   Changes in current assets and liabilities (net of businesses acquired):
       Accounts receivable                                                        1,124         1,667
       Unbilled accounts receivable                                                  --         1,068
       Prepaid expenses and other                                                   384          (594)
       Accounts payable and accrued expenses                                       (620)         (698)
       Deferred revenues                                                            (12)         (347)
                                                                               --------      --------
           Net cash provided by operating activities                              1,296           489
                                                                               --------      --------

Cash flows from investing activities:
   Additions to property and equipment                                             (131)         (147)
   Acquisitions of businesses and other                                            (769)      (13,431)
   Proceeds from sales of assets and other                                          263            54
                                                                               --------      --------
           Net cash used in investing activities                                   (637)      (13,524)
                                                                               --------      --------

Cash flows from financing activities:
   Proceeds from exercise of stock options                                           --           103
                                                                               --------      --------
           Net cash provided by financing activities                                 --           103
                                                                               --------      --------

Net increase (decrease) in cash and cash equivalents                                659       (12,932)
Cash and cash equivalents, beginning of period                                   25,100        25,451
                                                                               --------      --------
Cash and cash equivalents, end of period                                       $ 25,759      $ 12,519
                                                                               ========      ========
Supplemental disclosures of cash flow:
   Cash paid for income taxes                                                  $     25      $     --
                                                                               ========      ========